Exhibit 10.11.2

SECOND AMENDMENT OF LEASES

This Second Amendment of Leases (this “Amendment”) is made as of this 25th day of July, 2005 by and between One Kendall Square Associates, LLC (“Landlord”) and Genzyme Corporation (“Tenant”).

1.             BACKGROUND

Reference is made to the following:

1.1           Amendment of Leases:  An Amendment of Leases dated December 17, 2004 by and between Landlord and Tenant (“Amendment of Leases”).  The Amendment of Leases amends two leases (collectively “Leases”) between the parties, one of the Leases (“Building 600 Lease”) relating to premises located in Building 600/650/700 (“Building 600”), One Kendall Square, Cambridge, Massachusetts, and the other of the Leases (“Building 1400 Lease”) relating to premises located in Building 1400 (“Building 1400”), One Kendall Square, Cambridge, Massachusetts.  Any capitalized terms used in this Second Amendment of Leases shall have the same definitions as set forth in the Amendment of Leases, except to the extent otherwise expressly set forth herein.

1.2           Premises A:  Premises A consists of the Building 600 Premises, as defined in the Amendment of Leases, and Suite 501 located on the fifth (5th) floor of Building 1400, as defined in the Amendment of Leases.   The terms of the Leases in respect of Premises A and Suite 501 expire as of December 24, 2006, unless Tenant exercises its option to extend the term thereof in accordance with the Amendment of Leases.

1.3           Premises B:  Premises B consists of portions of the lower level, the second (2nd) floor, the third (3rd) floor and the fourth (4th) floor of Building 1400, all as more particularly defined in the Amendment of Leases.  For the purposes of this Second Amendment of Leases, the Premises B defined in the Amendment of Leases are hereinafter referred to as “Existing Premises B”.  The term of the Building 1400 Lease in respect of  Existing Premises B expires as of December 24, 2006, unless Tenant exercises its option to extend the term thereof in accordance with the Amendment of Leases.

1.4           Premises C:  Premises C consists of portions of the first (1st), second (2nd), third (3rd), fourth (4th), and fifth (5th) floors of Building 1400, all as more particularly defined in the Amendment of Leases.  The term of the Building 1400 Lease in respect of Premises C expires as of July 24, 2005.

1.5           Extended Term Portions of Premises C:  Notwithstanding the fact that the term of the Building 1400 Lease in respect of Premises C expires as of July 24, 2005, Tenant desires to extend the term of the Building 1400 Lease in respect of the following portions (“Extended Term Portions of Premises C”) for an additional period commencing as of July 25, 2005 and expiring as of December 24, 2006:

•                  An area on the second (2nd) floor of Building 1400, containing 3,605 rentable square feet, substantially as shown on Exhibit A, Sheet 1 attached hereto

•                  An area on the fourth (4th) floor of Building 1400, containing 669 rentable square feet, substantially as shown on Exhibit A, Sheet 2 attached hereto

•                  An area on the second (5th) floor of Building 1400, containing 74 rentable square feet, substantially as shown on Exhibit A, Sheet 3 attached hereto.

1.6           Deleted Portion of Premises B:  Notwithstanding the fact that the term of the Building 1400 Lease in respect of Premises B was, pursuant to the Amendment of Leases, extended for a period commencing as of July 25, 2005 and expiring as of December 24, 2006, Tenant desires to terminate the term of the Building 1400 Lease in respect of the portion (“Deleted Portion of Premises B”) containing 3,605 rentable square feet and shown on Exhibit A, Sheet 2 effective as of July 24, 2005.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Building 1400 Lease, as previously amended, is hereby further amended as follows:

2.             EXTENSION OF TERM OF BUILDING 1400 LEASE IN RESPECT OF THE EXTENDED TERM PORTIONS OF PREMISES C

The term of the Building 1400 Lease in respect of the Extended Term Portions of Premises C are hereby extended for an additional term commencing as of July 25, 2005 and ending as of December 24, 2006.  The demise of the Extended Term Portions of Premises C shall be upon all of the same terms and conditions of the Building 1400 Lease applicable to Premises B.  The Extended Term Portions of Premises C are hereby incorporated into and made a part of Premises B, and Tenant shall have the same rights and obligations with respect to the Extended Term Portions of Premises C as Tenant has with respect to Premises B, including but not limited to, extension options, termination right and rights of first refusal.  The Base Rent payable in respect of the Extended Portions of Premises C is included in the Base Rent payable in respect of Premises B, as set forth in Section 4 below.  Except as provided herein, the Building 1400 Lease in respect of Premises C terminated as of July 24, 2005.

3.             TERMINATION OF TERM OF BUILDING 1400 LEASE IN RESPECT OF DELETED PORTION OF PREMISES B

The Building 1400 Lease in respect of the Deleted Portion of Premises B is hereby terminated effective as of July 24, 2005.  Annual Base Rent and other charges payable in respect of the Deleted Portion of Premises B shall be apportioned as of July 24, 2005.

4.             REVISED DEFINITION OF PREMISES B

4.1           Definition.  Giving effect to the extension of the term of the Building 1400 Lease in respect of the Extended Term Portions of Premises C, the termination of the Building 1400 Lease in respect of the Deleted Portion of Premises B, and the incorporation of the Extended Term Portions of Premises C into Premises B, the parties hereby agree that, for all purposes under the Leases and Amendment of Leases, Tenant has the right to use 39 parking spaces, and Premises B shall consist of areas containing 37,435 rentable square feet, as follows:

(1)           A portion of the lower level of Building 1400, containing 3,869 square feet of space, as shown on Exhibit B-2, Sheet 1 attached to the Amendment of Leases.

(2)           A portion of the second (2nd) floor of Building 1400, containing 14,219 square feet of space, as shown on Exhibit A, Sheet 1 attached to this Second Amendment of Leases.

(3)           A portion of the third (3rd) floor of Building 1400, containing 18,604 square feet of space, as shown on Exhibit B-2, Sheet 5 attached to this Second Amendment of Leases.

(4)           A portion of the fourth (4th) floor of Building 1400, containing 669 square feet of space, as shown on Exhibit A, Sheet 2 attached to this Second Amendment of Leases.

(5)           A portion of the fifth (5th) floor of Building 1400 containing 74 square feet of space, as shown on Exhibit A, Sheet 3 attached to this Second Amendment of Leases.

4.2           Annual Base Rent.  During the period commencing as of July 25, 2005 and expiring as of December 24, 2006, the annual Base Rent in respect of Premises B (as defined in this Section 4 shall be Nine Hundred Thirty-Five Thousand Eight Hundred Seventy-Five and 00/100 ($935,875.00) Dollars (i.e., a monthly payment of $77,989.58).

5.                                       Tenant’s Proportionate CAO Lot Share and Tenant’s Proportionate Building Share

For purposes of determining Tenant’s Proportionate CAO Lot Share and Tenant’s Proportionate Building Shares the parties hereby confirm and agree that the square footage of space included in the Complex and each of the Buildings is as follows:

Building 600:	224,803 square feet
Building 1400:	133,077 square feet
Complex:	650,681 square feet

As herein amended, the Leases are ratified, approved and confirmed in all respects.

EXECUTED under seal as of the date first above written.

LANDLORD:	TENANT:
ONE KENDALL SQUARE	GENZYME CORPORATION, a
ASSOCIATES, LLC,	Massachusetts Corporation
a Delaware limited liability company

By:                              One Kendall Square
Mezzanine, LLC,
its sole member

By:                              One Kendall Square Investors, LLC
its sole member

By:                              Lincoln-One Kendall Square, LLC
its administrative member

By:	/s/ W. Frank Cofer	By:	/s/ Michael S. Wyzga
	Name: W. Frank Cofer		Name: Michael S. Wyzga
	Title: Vice President		Title: Chief Financial Officer
	Hereunto Duly Authorized		Hereunto Duly Authorized

Date Signed:	12/28/05	Date Signed:	12/20/05

SECOND AMENDMENT OF LEASES
EXHIBIT A, SHEET 1

SECOND FLOOR
(EXISTING PREMISES B AND
EXTENDED TERM PORTION OF PREMISES C)

SECOND AMENDMENT OF LEASES
EXHIBIT A, SHEET 2

FOURTH FLOOR
(EXTENDED TERM PORTION OF EXHIBIT C
AND
DELETED PORTION OF PREMISES B

SECOND AMENDMENT OF LEASES
EXHIBIT A, SHEET 3

FIFTH FLOOR
EXTENDED TERM PORTION OF PREMISES C